Exhibit 99

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                                                                        IA-7

          Offer Size                                                $150,000,000

          Expected Ratings
          Moody's                                                       Aaa
          S&P                                                           AAA
          Fitch                                                         AAA

          Coupon                                                       Fixed

          Weighted Average Life to Call (yrs.)                          3.77
          Weighted Average Life To Maturity (yrs.)                      4.06

          Payment Window to Call (mos.)                              1-115/115
          Payment Window to Maturity (mos.)                          1-239/239

          Expected Maturity to Call                                    07/13
          Expected Maturity to Maturity                                11/23

          Last Scheduled Distribution Date                             09/33


IMPORTANT NOTICE

J.P. Morgan Securities Inc. ("JPMorgan") and the Issuer make no warranties or representations of any kind with respect to the attached securities information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such securities information or for any inaccuracies or errors in such securities information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance                   $782,604,576
Aggregate Original Principal Balance                      $784,726,968
Number of Mortgage Loans                                         4,819


                                                            AVERAGE(1)
                                                            ----------
Original Principal Balance                                    $162,840
Outstanding Principal Balance                                 $162,400


                                                   WEIGHTED AVERAGE(2)
                                                   -------------------
Original Term (mos)                                                317
Stated Remaining Term (mos)                                        315
Expected Remaining Term (mos)                                      315
Loan Age (mos)                                                       2
Current Interest Rate                                           6.478%
Original Loan-to-Value                                          68.89%
Credit Score (3)                                                   672


                                                              EARLIEST
                                                              --------
Origination Dates                                              10/2002
Maturity Dates                                                 09/2008


LIEN POSITION                                    PERCENT OF LOAN GROUP
                                                 ---------------------
1st Lien                                                         100.0 %


OCCUPANCY                                        PERCENT OF LOAN GROUP
                                                 ---------------------
Owner-occupied                                                    93.4 %
Second Home                                                        0.7 %
Investment                                                         5.9 %


DOCUMENTATION                                    PERCENT OF LOAN GROUP
                                                 ---------------------
Full Documentation                                                65.3 %
24 Month Bank Statement                                            4.8 %
Reduced Documentation                                              0.4 %
Stated Income                                                     29.5 %


YEAR OF ORIGINATION                              PERCENT OF LOAN GROUP
                                                 ---------------------
2002                                                               0.0 %
2003                                                             100.0 %


                          MINIMUM                 MAXIMUM
                          -------                 -------
                          $15,000                $500,000
                          $14,758                $499,676

                          MINIMUM                 MAXIMUM
                          -------                 -------
                               60                     360
                               58                     359
                               58                     359
                                0                      13
                           5.250%                 12.250%
                            7.50%                  95.00%
                              500                     814

                           LATEST
                           ------
                          10/2003
                          11/2033


LOAN PURPOSE                        PERCENT OF LOAN GROUP
                                    ---------------------
Purchase                                              7.7 %
Refinance - Rate/Term                                18.1 %
Refinance - Cashout                                  74.3 %


PROPERTY TYPE                       PERCENT OF LOAN GROUP
                                    ---------------------
Single Family Detached                               81.9 %
Two- to Four-family Dwelling Unit                     7.5 %
Townhouse                                             4.1 %
Condominium                                           5.0 %
Co-Op                                                 0.0 %
Manufactured Housing                                  1.3 %
Small Mixed Use                                       0.2 %

Notes:

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                              CURRENT MORTGAGE RATE

                                                       NUMBER OF             AGGREGATE PRINCIPAL                 PERCENT OF
CURRENT MORTGAGE RATES                            MORTGAGE LOANS             BALANCE OUTSTANDING                 LOAN GROUP
5.000% to 5.499%                                             649                    $148,262,755                       18.9 %
5.500% to 5.999%                                             925                     186,993,749                       23.9
6.000% to 6.499%                                             677                     116,361,979                       14.9
6.500% to 6.999%                                             799                     124,331,897                       15.9
7.000% to 7.499%                                             420                      58,168,041                        7.4
7.500% to 7.999%                                             572                      74,699,639                        9.5
8.000% to 8.499%                                             274                      30,338,634                        3.9
8.500% to 8.999%                                             259                      25,630,730                        3.3
9.000% to 9.499%                                             106                       8,818,148                        1.1
9.500% to 9.999%                                              74                       5,575,573                        0.7
10.000% to 10.499%                                            28                       1,774,387                        0.2
10.500% to 10.999%                                            28                       1,388,404                        0.2
11.000% to 11.499%                                             6                         232,659                        0.0
12.000% to 12.499%                                             2                          27,980                        0.0
                                                               -                          ------                        ---
TOTAL:                                                     4,819                    $782,604,576                      100.0 %
                                                           -----                    ------------                      -----

Mortgage Rates Range is from: 5.250% to 12.250%
Weighted Average is: 6.478%

                       REMAINING MONTHS TO STATED MATURITY

                                                       NUMBER OF             AGGREGATE PRINCIPAL                 PERCENT OF
REMAINING TERM (MONTHS)                           MORTGAGE LOANS             BALANCE OUTSTANDING                 LOAN GROUP
49 to 60                                                       3                        $102,603                        0.0 %
73 to 84                                                       7                         326,481                        0.0
85 to 96                                                       1                          33,454                        0.0
97 to 108                                                      1                          47,484                        0.0
109 to 120                                                    67                       3,997,723                        0.5
133 to 144                                                     5                         353,239                        0.0
145 to 156                                                     4                         445,946                        0.1
169 to 180                                                   889                     121,115,273                       15.5
193 to 204                                                     3                         338,785                        0.0
205 to 216                                                     5                         745,374                        0.1
217 to 228                                                     1                         107,913                        0.0
229 to 240                                                   669                      85,379,818                       10.9
241 to 252                                                     1                         174,293                        0.0
289 to 300                                                    38                       5,922,508                        0.8
301 to 312                                                     2                         165,189                        0.0
325 to 336                                                     1                         124,911                        0.0
349 to 360                                                 3,122                     563,223,583                       72.0
                                                           -----                     -----------                       ----
TOTAL:                                                     4,819                    $782,604,576                      100.0 %
                                                           -----                    ------------                      -----

Remaining Term Range is from (Months): 58 to 359
Weighted Average is (Months): 315


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                                NUMBER OF               AGGREGATE PRINCIPAL             PERCENT OF
LOAN PRINCIPAL BALANCES                              MORTGAGE LOANS               BALANCE OUTSTANDING             LOAN GROUP
$100,000 or Less                                              1,365                       $92,426,660                   11.8 %
$100,001 to $150,000                                          1,161                       146,996,159                   18.8
$150,001 to $200,000                                            915                       159,133,246                   20.3
$200,001 to $250,000                                            562                       126,302,251                   16.1
$250,001 to $300,000                                            419                       115,117,215                   14.7
$300,001 to $350,000                                            265                        87,064,756                   11.1
$350,001 to $400,000                                             68                        25,905,960                    3.3
$400,001 to $450,000                                             29                        12,361,490                    1.6
$450,001 to $500,000                                             30                        14,433,478                    1.8
$500,001 to $550,000                                              1                           522,549                    0.1
$550,001 to $600,000                                              4                         2,340,811                    0.3
                                                                  -                         ---------                    ---
TOTAL:                                                        4,819                      $782,604,576                  100.0 %
                                                              -----                      ------------                  -----

Original Mortgage Loan Principal Balance Range is from: $10,400 to $600,000 Average is: $162,840

                              PRODUCT TYPE SUMMARY

                                                          NUMBER OF               AGGREGATE PRINCIPAL             PERCENT OF
PRODUCT TYPE SUMMARY                                 MORTGAGE LOANS               BALANCE OUTSTANDING             LOAN GROUP
5 to 9 Year Fixed Rate Mortgage Loan                             12                          $510,022                    0.1 %
10 to 14 Year Fixed Rate Mortgage Loan                           76                         4,796,907                    0.6
15 to 19 Year Fixed Rate Mortgage Loan                          536                        62,041,935                    7.9
20 to 24 Year Fixed Rate Mortgage Loan                          671                        85,662,025                   10.9
25 to 29 Year Fixed Rate Mortgage Loan                           41                         6,212,608                    0.8
30 Year Fixed Rate Mortgage Loan                              3,122                       563,223,583                   72.0
Balloon Loan                                                    361                        60,157,496                    7.7
                                                                ---                        ----------                    ---
TOTAL:                                                        4,819                      $782,604,576                  100.0 %
                                                              -----                      ------------                  -----


                          PREPAYMENT PENALTIES SUMMARY

                                                          NUMBER OF               AGGREGATE PRINCIPAL             PERCENT OF
PREPAYMENT PENALTY SUMMARY                           MORTGAGE LOANS               BALANCE OUTSTANDING             LOAN GROUP
None                                                            587                       $86,656,563                   11.1 %
12 Months                                                       392                        84,547,140                   10.8
24 Months                                                        18                         3,163,240                    0.4
36 Months                                                     1,407                       260,376,365                   33.3
60 Months                                                     2,415                       347,861,267                   44.4
                                                              -----                       -----------                   ----
TOTAL:                                                        4,819                      $782,604,576                  100.0 %
                                                              -----                      ------------                  -----

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 45 months.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                               STATE DISTRIBUTIONS

                                          NUMBER OF                    AGGREGATE PRINCIPAL               PERCENT OF
STATES                               MORTGAGE LOANS                    BALANCE OUTSTANDING               LOAN GROUP
Arizona                                          59                             $7,515,358                      1.0 %
Arkansas                                         37                              2,755,607                      0.4
California                                    1,270                            280,657,887                     35.9
Colorado                                         88                             15,921,660                      2.0
Connecticut                                      64                              9,748,047                      1.2
Delaware                                         24                              2,958,325                      0.4
District of                                      11                              1,829,028                      0.2
Columbia
Florida                                         643                             78,166,591                     10.0
Georgia                                          73                              7,890,600                      1.0
Hawaii                                            4                              1,128,816                      0.1
Idaho                                             2                                298,645                      0.0
Illinois                                         95                             13,072,824                      1.7
Indiana                                          71                              5,729,806                      0.7
Iowa                                              1                                 62,067                      0.0
Kansas                                           14                                950,260                      0.1
Kentucky                                         99                              8,871,061                      1.1
Louisiana                                        58                              5,851,527                      0.7
Maine                                            18                              2,039,179                      0.3
Maryland                                        107                             16,297,560                      2.1
Massachusetts                                    75                             15,423,359                      2.0
Michigan                                        115                             10,895,209                      1.4
Minnesota                                        36                              5,046,312                      0.6
Mississippi                                      24                              1,720,279                      0.2
Missouri                                         63                              6,588,707                      0.8
Montana                                           2                                269,571                      0.0
Nebraska                                          4                                287,598                      0.0
Nevada                                           30                              4,830,429                      0.6
New Hampshire                                    55                              9,315,925                      1.2
New Jersey                                      249                             44,810,622                      5.7
New Mexico                                       18                              1,873,403                      0.2
New York                                        491                            100,997,601                     12.9
North Carolina                                   28                              2,460,346                      0.3
Ohio                                            103                             12,016,157                      1.5
Oklahoma                                         27                              2,535,868                      0.3
Oregon                                           41                              5,623,154                      0.7
Pennsylvania                                    222                             29,176,206                      3.7
Rhode Island                                     24                              3,625,715                      0.5
South Carolina                                   39                              4,527,587                      0.6
South Dakota                                      3                                252,660                      0.0
Tennessee                                        85                              6,492,383                      0.8
Texas                                             8                                812,221                      0.1
Utah                                              7                                933,695                      0.1
Vermont                                           3                                400,739                      0.1
Virginia                                        120                             17,722,531                      2.3
Washington                                      137                             23,826,392                      3.0
West Virginia                                    19                              1,385,423                      0.2
Wisconsin                                        50                              6,680,807                      0.9
Wyoming                                           3                                328,826                      0.0
                                                  -                                -------                      ---
TOTAL:                                        4,819                           $782,604,576                    100.0 %
                                              -----                           ------------                    -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                                NUMBER OF               AGGREGATE PRINCIPAL             PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS                     MORTGAGE LOANS               BALANCE OUTSTANDING             LOAN GROUP

50.00% or Less                                                        689                      $104,861,730                   13.4 %
50.01% to 55.00%                                                      252                        41,672,752                    5.3
55.01% to 60.00%                                                      343                        62,759,691                    8.0
60.01% to 65.00%                                                      421                        75,699,708                    9.7
65.01% to 70.00%                                                      561                        93,888,805                   12.0
70.01% to 75.00%                                                      538                        88,797,684                   11.3
75.01% to 80.00%                                                      980                       161,320,975                   20.6
80.01% to 85.00%                                                      532                        82,888,201                   10.6
85.01% to 90.00%                                                      431                        62,023,970                    7.9
90.01% to 95.00%                                                       72                         8,691,059                    1.1
                                                                       --                         ---------                    ---
TOTAL:                                                              4,819                      $782,604,576                  100.0 %
                                                                    -----                      ------------                  -----

Loan-to-Value Ratios Range is from: 7.50% to 95.00%
Weighted Average is: 68.89%

                            MORTGAGE LOAN AGE SUMMARY

                                                                NUMBER OF               AGGREGATE PRINCIPAL             PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                                 MORTGAGE LOANS               BALANCE OUTSTANDING             LOAN GROUP
0                                                                       1                           $25,000                    0.0 %
1                                                                   1,044                       145,825,693                   18.6
2                                                                   2,925                       495,061,683                   63.3
3                                                                     793                       135,231,367                   17.3
4                                                                      39                         3,800,815                    0.5
5                                                                       8                         1,310,940                    0.2
6                                                                       4                           775,158                    0.1
7                                                                       1                            66,635                    0.0
8                                                                       2                           236,256                    0.0
10                                                                      1                           163,117                    0.0
13                                                                      1                           107,913                    0.0
                                                                        -                           -------                    ---
TOTAL:                                                              4,819                      $782,604,576                  100.0 %
                                                                    -----                      ------------                  -----

Weighted Average Age (Months) is: 2

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                              CREDIT SCORE SUMMARY

                                                                NUMBER OF               AGGREGATE PRINCIPAL             PERCENT OF
CREDIT SCORES                                              MORTGAGE LOANS               BALANCE OUTSTANDING             LOAN GROUP
500 to 500                                                              1                          $111,555                    0.0 %
501 to 550                                                            319                        35,128,426                    4.5
551 to 600                                                            767                        96,952,346                   12.4
601 to 650                                                          1,272                       185,461,524                   23.7
651 to 700                                                            960                       167,870,804                   21.5
701 to 750                                                            899                       175,064,864                   22.4
751 to 800                                                            578                       118,157,886                   15.1
801 to 814                                                             23                         3,857,170                    0.5
                                                                       --                         ---------                    ---
TOTAL:                                                              4,819                      $782,604,576                  100.0 %
                                                                    -----                      ------------                  -----

Credit Score Range is from: 500 to 814
Weighted Average (scored loans only) is: 672


                              CREDIT GRADE SUMMARY

                                                                 NUMBER OF              AGGREGATE PRINCIPAL             PERCENT OF
CREDIT GRADE                                                MORTGAGE LOANS              BALANCE OUTSTANDING             LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A*                                                                   2,298                     $454,172,621                   58.0 %
AO                                                                     742                      108,525,587                   13.9
A-                                                                     123                       15,767,198                    2.0
B                                                                       74                        9,033,513                    1.2
B-                                                                       9                        1,242,738                    0.2
C                                                                       19                        1,132,394                    0.1
                                                                        --                        ---------                    ---
SUBTOTAL:                                                            3,265                     $589,874,051                   75.4 %
                                                                     -----                     ------------                   ----


CMMC CALL CENTER UNDERWRITING:
A1                                                                     637                      $81,346,769                   10.4 %
A2                                                                     621                       78,566,686                   10.0
B1                                                                     279                       31,600,927                    4.0
B2                                                                      17                        1,216,145                    0.2
                                                                        --                        ---------                    ---
SUBTOTAL:                                                            1,554                     $192,730,527                   24.6 %
                                                                     -----                     ------------                   ----

TOTAL:                                                               4,819                     $782,604,576                  100.0 %
                                                                     -----                     ------------                  -----

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                          $1,382,380,000 (APPROXIMATE)
                               Subject to Revision

                   November 18, 2003 - Computational Materials

Copyright 2003 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by Chase Manhattan Mortgage Corporation. Except as indicated below, they may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                NOVEMBER 18, 2003


                                  CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6



                          $1,382,380,000 (APPROXIMATE)
                               SUBJECT TO REVISION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          EXPECTED
                                           RATINGS              WAL TO CALL          BOND                                 MATURITY
    CLASS               AMOUNT       (MOODY'S/S&P/FITCH)         (YRS) (1)           TYPE               COUPON           TO CALL (1)
------------------------------------------------------------------------------------------------------------------------------------
    IA-1             $224,800,000        Aaa/AAA/AAA               0.95              SEQ         1M Libor + [ ] (2)         08/05
    IA-2              $79,200,000        Aaa/AAA/AAA               2.00              SEQ              Fixed (2)             03/06
    IA-3             $138,900,000        Aaa/AAA/AAA               3.00              SEQ              Fixed (2)             10/07
    IA-4             $107,900,000        Aaa/AAA/AAA               5.00              SEQ              Fixed (2)             05/10
    IA-5             $102,600,000        Aaa/AAA/AAA               8.95              SEQ             Fixed (2,3)            07/13
    IA-6              $72,600,000        Aaa/AAA/AAA               6.73              NAS              Fixed (2)             06/13
    IA-7             $150,000,000        Aaa/AAA/AAA               3.77               PT             Fixed (2,3)            07/13
    IM-1              $28,800,000         Aa2/AA+/AA               6.42              MEZ              Fixed (2)             07/13
    IM-2              $21,600,000          A2/A+/A+                6.42              MEZ              Fixed (2)             07/13
    IB                $20,160,000       Baa2/BBB+/BBB              6.29              SUB              Fixed (2)             07/13

    IIA-1            $146,400,000        Aaa/AAA/AAA               0.95              SEQ         1M Libor + [ ] (4)         07/05
    IIA-2            $238,600,000        Aaa/AAA/AAA               3.11              SEQ         1M Libor + [ ] (3,4)       06/09
    IIM-1             $23,320,000         Aa2/AA/AA                4.17              MEZ         1M Libor + [ ] (3,4)       06/09
    IIM-2             $16,500,000           A2/A/A                 4.07              MEZ         1M Libor + [ ] (3,4)       06/09
    IIB               $11,000,000        Baa2/BBB/BBB              3.87              SUB         1M Libor + [ ] (3,4)       06/09
------------------------------------------------------------------------------------------------------------------------------------

(1) The Certificates will be priced at the following prepayment speed assumptions: Group I Certificates: 20% HEP.
       Group II Certificates: 100% PPC (2% CPR in month 1, plus an additional 1/11th of 26% CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

(2)    Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the coupon on the Class IA-7 Certificates will increase by 100 bps per annum, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(4)    Subject to the Group II Available Funds Cap and the Group II Maximum Rate
       Cap.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

TITLE OF CERTIFICATES:     Chase Funding Mortgage Loan Asset-Backed
                           Certificates, Series 2003-6, consisting of the following offered classes: Class IA-1, Class IA-2,
                           Class IA-3, Class IA-4, Class IA-5, Class IA-6, Class
                           IA-7 Class IM-1, Class IM-2 Class IB (the "Group I
                           Certificates")

                           and

                           Class IIA-1, Class IIA-2
                           Class IIM-1, Class IIM-2
                           Class IIB
                           (the "Group II Certificates")


UNDERWRITERS:              J.P. Morgan Securities Inc.,
                           Goldman, Sachs & Co., and Lehman Brothers Inc.


DEPOSITOR:                 Chase Funding, Inc.


SELLERS: Chase Manhattan Mortgage Corporation, Chase Manhattan Bank USA, N.A. and JPMorgan Chase Bank


SERVICER:                  Chase Manhattan Mortgage Corporation


TRUSTEE:                   Wachovia Bank, N.A.


CUT-OFF DATE:              December 1, 2003


PRICING DATE:              On or about November 20, 2003


CLOSING DATE:              On or about December 9, 2003


DISTRIBUTION DATES:        Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January 2004.


ERISA CONSIDERATIONS:      The offered certificates will be
                           ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.


LEGAL INVESTMENT:          The Class A and Class M-1 Certificates
                           will constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                           Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

TAX STATUS:                For federal income tax purposes, the Trust
                           Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION:      The Servicer has the option to exercise a call
                           on each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related loan group as of the Cut-Off Date. The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property), plus accrued interest, (ii) the appraised value of any REO
                           Property in the related loan group (up to the stated principal balance of the related Mortgage
                           Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage
                           Loans.

MORTGAGE LOANS:            The mortgage pool will consist of mortgage
                           loans ("Mortgage Loans") that will be divided into a fixed-rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The Mortgage
                           Loans are secured by first liens on real properties.


ADMINISTRATIVE FEES:       The Servicer and Trustee will be paid fees
                           aggregating approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                              CERTIFICATE STRUCTURE


CREDIT ENHANCEMENT:        1) Excess interest
                           2) Over-Collateralization
                           3) Cross-Collateralization
                           4) Subordination


EXCESS INTEREST:           Excess interest cashflows from each group will
                           be available as credit enhancement for the related group.


OVER-COLLATERALIZATION:    The over-collateralization ("O/C") amount is
                           equal to the excess of the aggregate principal balance of Mortgage Loans in a loan group over the aggregate principal balance of the Offered
                           Certificates related to such loan group. On the Closing Date, the over-collateralization amount will equal approximately 1.40% of the aggregate principal balance of the Group I Mortgage Loans and approximately 0.95% of the aggregate principal balance of the Group II Mortgage
                           Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount, excess cashflow will be directed to build O/C until the over-collateralization target amount is reached.

                              GROUP I CERTIFICATES

Initial:       1.40% of original balance    Target:  1.40% of original balance
Stepdown:      2.80% of current balance     Floor:   0.50% of original balance


                              GROUP II CERTIFICATES

Initial:       0.95% of original balance    Target:  0.95% of original balance
Stepdown:      1.90% of current balance     Floor:   0.50% of original balance


CROSS-COLLATERALIZATION:   Excess interest from each of the two loan groups, if
                           not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                                     GROUP I

GROUP I SUBORDINATION (1):
                                                             (MOODY'S/S&P/FITCH)             GROUP I (SUBORDINATION)
                                                             -------------------             -----------------------
                           Class IA                          (Aaa/AAA/AAA)                   8.75%
                           Class IM-1                        (Aa2/AA+/AA)                    5.75%
                           Class IM-2                        (A2/A+/A+)                      3.50%
                           Class IB                          (Baa2/BBB+/BBB)                 1.40%

GROUP I CLASS SIZE:
                                                             (MOODY'S/S&P/FITCH)             GROUP I (CLASS SIZE)
                                                             -------------------             --------------------
                           Class IA                          (Aaa/AAA/AAA)                   91.25%
                           Class IM-1                        (Aa2/AA+/AA)                    3.00%
                           Class IM-2                        (A2/A+/A+)                      2.25%
                           Class IB                          (Baa2/BBB+/BBB)                 2.10%

                                    GROUP II

GROUP II SUBORDINATION (1):
                                                             (MOODY'S/S&P/FITCH)             GROUP II (SUBORDINATION)
                                                             -------------------             ------------------------
                           Class IIA                         (Aaa/AAA/AAA)                   12.50%
                           Class IIM-1                       (Aa2/AA/AA)                     7.20%
                           Class IIM-2                       (A2/A/A)                        3.45%
                           Class IIB                         (Baa2/BBB/BBB)                  0.95%

GROUP II CLASS SIZE:
                                                             (MOODY'S/S&P/FITCH)             GROUP II (CLASS SIZE)
                                                             -------------------             ---------------------
                           Class IIA                         (Aaa/AAA/AAA)                   87.50%
                           Class IIM-1                       (Aa2/AA/AA)                     5.30%
                           Class IIM-2                       (A2/A/A)                        3.75%
                           Class IIB                         (Baa2/BBB/BBB)                  2.50%


(1) The subordination percentages include the initial over-collateralization levels of 1.40% for Group I and 0.95% for Group II.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                                     GROUP I

MORTGAGE LOANS (1):        Fixed-rate, first lien, sub-prime Mortgage
                           Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $782,604,576.


PREPAYMENT
ASSUMPTION:                The Group I Certificates will be priced at 20%
                           HEP (2% - 20% CPR Ramp over 10 months).

GROUP I NET WAC CAP:       The pass-through rate of each class of
                           the Group I Certificates will be subject to the "Group I Net WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I Mortgage Loans. In the case of the Class
                           IA-1 Certificates, this rate is multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

INTEREST ACCRUAL:          For the Class IA-1 Certificates, interest
                           will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all other Group I Certificates, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:             For the Class IA-1 Certificates, 0 days. For all
                           other Group I Certificates, 24 days.

INTEREST PAYMENT BASIS:    For the Class IA-1 Certificates, Actual/360. For all
                           other Group I Certificates, 30/360.


COUPON STEP UP:            If the 10% clean-up call for the Group I Certificates
                           is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum and the Pass-Through Rate on the Class IA-7
                           Certificates will increase by 100 bps per annum.


(1) The mortgage pool as of the Closing Date will include approximately $177,395,424 of fixed-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates, and will be filed with the Securities and Exchange Commission, within fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                            GROUP I CERTIFICATES (1)

                                 CLASS           CLASS           CLASS            CLASS           CLASS           CLASS
                                  IA-1           IA-2             IA-3            IA-4            IA-5            IA-6
-------------------------------------------------------------------------------------------------------------------------------
OFFER SIZE                    $224,800,000    $79,200,000     $138,900,000     $107,900,000    $102,600,000    $72,600,000

EXPECTED RATINGS
     MOODY'S                       Aaa             Aaa             Aaa              Aaa             Aaa             Aaa
     S&P                           AAA             AAA             AAA              AAA             AAA             AAA
     FITCH                         AAA             AAA             AAA              AAA             AAA             AAA
COUPON                     1M Libor + [ ] (2)   Fixed (2)       Fixed (2)        Fixed (2)      Fixed (2,3)      Fixed (2)


WEIGHTED AVERAGE LIFE TO          0.95            2.00            3.00             5.00            8.95            6.73
CALL (YRS.) (4)

WEIGHTED AVERAGE LIFE             0.95            2.00            3.00             5.00           11.04            6.73
TO MATURITY (YRS.) (4)

PAYMENT WINDOW                  1-20/20         20-27/8         27-46/20         46-77/32       77-115/39       37-114/78
TO CALL (MOS.) (4)

PAYMENT WINDOW                  1-20/20         20-27/8         27-46/20         46-77/32       77-239/163      37-114/78
TO MATURITY (MOS.) (4)

EXPECTED MATURITY TO             08/05           03/06            10/07           05/10           07/13           06/13
CALL (4)

EXPECTED MATURITY TO             08/05           03/06            10/07           05/10           11/23           06/13
MATURITY (4)

LAST SCHEDULED                   10/18           03/20            05/26           08/30           09/33           05/15
DISTRIBUTION DATE (5)


                                CLASS           CLASS           CLASS
                                IM-1            IM-2              IB
                             -------------------------------------------
OFFER SIZE                   $28,800,000     $21,600,000     $20,160,000

EXPECTED RATINGS
     MOODY'S                      Aa2              A2             Baa2
     S&P                          AA+              A+             BBB+
     FITCH                         AA              A+             BBB
COUPON                         Fixed (2)       Fixed (2)       Fixed (2)


WEIGHTED AVERAGE LIFE TO         6.42            6.42            6.29
CALL (YRS.) (4)

WEIGHTED AVERAGE LIFE            6.91            6.76            6.35
TO MATURITY (YRS.) (4)

PAYMENT WINDOW                38-115/78       38-115/78       38-115/78
TO CALL (MOS.) (4)

PAYMENT WINDOW                38-171/134      38-153/116      38-131/94
TO MATURITY (MOS.) (4)

EXPECTED MATURITY TO            07/13           07/13           07/13
CALL (4)

EXPECTED MATURITY TO            03/18           09/16           11/14
MATURITY (4)

LAST SCHEDULED                  04/33           12/32           05/32
DISTRIBUTION DATE (5)

(1)   Information regarding the Class IA-7 Certificates is not disclosed herein.

(2)   Subject to the Group I Net WAC Cap.

(3) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(4)   The Group I Certificates will be priced at 20% HEP.

(5) Assumes 0% HEP, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                                    GROUP II


MORTGAGE LOANS (1):        Adjustable-rate, first lien, sub-prime
                           Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately
                           $359,611,892.

PREPAYMENT
ASSUMPTION:                The Group II Certificates will be priced at 100% PPC
                           (2% CPR in month 1, plus an additional 1/11th of 26%
                           CPR for each month thereafter building to 28% CPR in month 12 and remaining constant at 28% CPR until month 23, remaining constant at 60% CPR from month 24 until month 27 and remaining constant at 35% CPR from month 28 and thereafter).

GROUP II AVAILABLE
FUNDS CAP:                 The pass-through rate of each class of the Group II
                           Certificates will be subject to the "Group II
                           Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

GROUP II MAXIMUM
RATE CAP:                  The pass-through rate of each class of the Group II
                           Certificates will be subject to the "Group II Maximum
                           Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the Group II Mortgage Loans multiplied by a fraction the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

SHORTFALL
REIMBURSEMENT:             If on any Distribution Date the pass-through rate on
                           the Group II Certificates is limited by the Group II
                           Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates had not been so limited by the Group II Available Funds Cap, up to but not exceeding the Group II Maximum Rate Cap, and the aggregate of such shortfalls from previous
                           Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

INTEREST ACCRUAL:          For all Group II Certificates, interest will
                           initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

PAYMENT DELAY:             0 days.

INTEREST PAYMENT BASIS:    Actual/360.

COUPON STEP UP:            If the 10% clean-up call for the Group II
                           Certificates is not exercised on the first distribution date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.


(1) The mortgage pool as of the Closing Date will include approximately $80,388,108 of adjustable-rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates, and will be filed with the Securities and Exchange Commission, within fifteen days of the Closing Date.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                              GROUP II CERTIFICATES

                                                 CLASS                   CLASS                   CLASS
                                                 IIA-1                   IIA-2                   IIM-1
------------------------------------------------------------------------------------------------------------------
OFFER SIZE                                    $146,400,000           $238,600,000             $23,320,000

EXPECTED RATINGS
  MOODY'S                                          Aaa                     Aaa                     Aa2
  S&P                                              AAA                     AAA                      AA
  FITCH                                            AAA                     AAA                      AA

COUPON                                    1M Libor + [ ] (1,2)    1M Libor + [ ] (1,2)    1M Libor + [ ] (1,2)

WEIGHTED AVERAGE LIFE TO CALL (YRS.) (3)           0.95                   3.11                     4.17

WEIGHTED AVERAGE LIFE TO MATURITY (YRS.)           0.95                   3.39                     4.51
(3)

PAYMENT WINDOW TO CALL (MOS.) (3)                1-19/19                19-66/48                 40-66/27

PAYMENT WINDOW TO MATURITY (MOS.) (3)            1-19/19               19-146/128               40-110/71

EXPECTED MATURITY TO CALL (3)                     07/05                   06/09                   06/09

EXPECTED MATURITY TO MATURITY  (3)                07/05                   02/16                   02/13

LAST SCHEDULED DISTRIBUTION DATE (4)              05/21                   09/33                   07/33



                                                  CLASS                    CLASS
                                                  IIM-2                     IIB
---------------------------------------------------------------------------------------
OFFER SIZE                                     $16,500,000              $11,000,000

EXPECTED RATINGS
  MOODY'S                                            A2                      Baa2
  S&P                                                A                       BBB
  FITCH                                              A                       BBB

COUPON                                     1M Libor + [ ] (1,2)    1M Libor + [ ] (1,2)

WEIGHTED AVERAGE LIFE TO CALL (YRS.) (3)            4.07                    3.87

WEIGHTED AVERAGE LIFE TO MATURITY (YRS.)            4.31                    3.90
(3)

PAYMENT WINDOW TO CALL (MOS.) (3)                 38-66/29                37-66/30

PAYMENT WINDOW TO MATURITY (MOS.) (3)             38-95/58                37-75/39

EXPECTED MATURITY TO CALL (3)                      06/09                   06/09

EXPECTED MATURITY TO MATURITY  (3)                 11/11                   03/10

LAST SCHEDULED DISTRIBUTION DATE (4)               04/33                   10/32

(1)   Subject to the Group II Available Funds Cap and the Group II Maximum Rate
      Cap.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIA-2 Certificates will increase to 2x its respective margin and the margin on each of the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their respective margins.

(3)   The Group II Certificates will be priced at 100% PPC.

(4) Assumes 0% CPR, no losses, no excess interest will be applied to principal and the cleanup call is not exercised.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                               CASH FLOW PRIORITY


                              GROUP I CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8. Any remaining Group I amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                              GROUP II CERTIFICATES

1.    Repayment of any unrecoverable, unreimbursed Servicer advances.

2.    Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to restore O/C to the required level.

6.    Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Carryover resulting from the imposition of the Group II Available Funds Cap.

9. Any remaining Group II amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                                PRINCIPAL PAYDOWN

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in January 2013, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of the Class IA-1 through Class IA-6 Certificates (in each case immediately prior to such Distribution Date) and
(iii) the Class IA-1 through Class IA-6 portion of the Class IA Principal Distribution Amount which shall equal all scheduled and unscheduled Group I principal plus excess spread related to the Group I Mortgage Loans to the extent distributable as principal, for such Distribution Date. For the January 2013 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Class IA-1 through Class IA-6 pro rata share of the Class IA Principal Cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE

                  January 2004 - December 2006            0%
                  January 2007 - December 2008           45%
                  January 2009 - December 2009           80%
                  January 2010 - December 2010          100%
                  January 2011 - December 2012          300%

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:

1) The Class IA Principal Distribution Amount will be distributed, pro rata, to the Class IA Certificates based on the respective outstanding principal balance of i) the Class IA-7 Certificates and ii) the aggregate of the Class IA-1 through Class IA-6 Certificates. The Class IA-1 through Class IA-6 portion of the Class IA Principal Distribution Amount will be distributed as follows:

      A) First, to the Class IA-6 Certificateholders, the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

      B) Thereafter, all the remaining Class IA-1 through Class IA-6 portion of the Class IA Principal Distribution Amount will be paid sequentially to the Class IA-1 through Class IA-6 Certificates until the principal balance of each such class of Certificates is reduced to zero.

      2) If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA-1 through Class IA-6 Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:

1) The Class IIA Principal Distribution Amount, which shall equal all scheduled and unscheduled Group II principal plus excess spread related to the Group II Mortgage Loans to the extent distributable as principal, will be distributed sequentially to the Class IIA Certificates until the principal balance of each such class of Certificates is reduced to zero.

2) If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IIA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                        REQUIRED SUBORDINATION LEVELS (1)

Group I                                   Group II
Class A                          17.50%   Class A                    25.00%
Class M-1                        11.50%   Class M-1                  14.40%
Class M-2                         7.00%   Class M-2                   6.90%
Class B                           2.80%   Class B                     1.90%

(1) Includes overcollateralization

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

1)    The Distribution Date is on or after the January 2007 Distribution Date;
      and

2) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

3)    A Trigger Event does not exist.

TRIGGER EVENT:

A trigger event ("Trigger Event") with respect to each loan group and a Distribution Date after December 2006, exists if (i) the current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II) or (ii) aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date with respect to Group I or Group II Mortgage Loans, as applicable, exceed the following levels (expressed as a percentage of aggregate principal balance of the related Mortgage Loans as of the Cut-off Date):

DISTRIBUTION DATE OCCURRING IN         GROUP I REQUIRED LOSS PERCENTAGE               GROUP II REQUIRED LOSS PERCENTAGE
------------------------------         --------------------------------               ---------------------------------
January 2007 - December 2007           1.90% for the first month, plus an additional  4.00% for the first month, plus an additional
                                       1/12th of 0.60% for each month thereafter      1/12th of 1.25% for each month thereafter
January 2008 - December 2008           2.50% for the first month, plus an additional  5.25% for the first month, plus an additional
                                       1/12th of 0.45% for each month thereafter      1/12th of 0.50% for each month thereafter
January 2009 - December 2009           2.95% for the first month, plus an additional  5.75%
                                       1/12th of 0.20% for each month thereafter
January 2010 - December 2010           3.15% for the first month, plus an additional  5.75%
                                       1/12th of 0.10% for each month thereafter
January 2011 and thereafter            3.25%                                          5.75%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

For each loan group, the later of i) the January 2007 Distribution Date and ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                  Group I Senior                                  Group II Senior
        Specified Enhancement Percentage:                Specified Enhancement Percentage:
               -------------------                              -------------------
                      17.50%                                           25.00%
                        Or                                               Or
                (7.35% + 1.40%)*2                                (11.55% +0.95%)*2

PROSPECTUS:                The Certificates will be offered pursuant to a
                           Prospectus which includes a Prospectus Supplement
                           (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                           Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOANS:            The following tables describe the mortgage loans and
                           the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

FURTHER INFORMATION:       Please call any of the following contacts:
                           Chris Schiavone          (212) 834-5372
                           Marty Friedman           (212) 834-5727
                           Peter Candell            (212) 834-5511
                           Philip Li                (212) 834-5033
                           Tom Roh                  (212) 834-5936
                           Brian Mendell            (212) 834-5029
                           Phillip Chun             (212) 834-5435
                           Darya Zhuk               (212) 834-5308
                           Kevin Lynn               (212) 834-5412


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance                  $782,604,576
Aggregate Original Principal Balance                     $784,726,968
Number of Mortgage Loans                                        4,819


                                                           AVERAGE(1)
                                                           ----------
Original Principal Balance                                   $162,840
Outstanding Principal Balance                                $162,400


                                                  WEIGHTED AVERAGE(2)
                                                  -------------------
Original Term (mos)                                               317
Stated Remaining Term (mos)                                       315
Expected Remaining Term (mos)                                     315
Loan Age (mos)                                                      2
Current Interest Rate                                          6.478%
Original Loan-to-Value                                         68.89%
Credit Score (3)                                                  672


                                                             EARLIEST
                                                             --------
Origination Dates                                             10/2002
Maturity Dates                                                09/2008


LIEN POSITION                                   PERCENT OF LOAN GROUP
                                                ---------------------
1st Lien                                                        100.0 %


OCCUPANCY                                       PERCENT OF LOAN GROUP
                                                ---------------------
Owner-occupied                                                   93.4 %
Second Home                                                       0.7 %
Investment                                                        5.9 %


DOCUMENTATION                                   PERCENT OF LOAN GROUP
                                                ---------------------
Full Documentation                                               65.3 %
24 Month Bank Statement                                           4.8 %
Reduced Documentation                                             0.4 %
Stated Income                                                    29.5 %


YEAR OF ORIGINATION                             PERCENT OF LOAN GROUP
                                                ---------------------
2002                                                              0.0 %
2003                                                            100.0 %


                       MINIMUM                  MAXIMUM
                       -------                  -------
                       $10,400                 $600,000
                       $10,397                 $598,964

                       MINIMUM                  MAXIMUM
                       -------                  -------
                            60                      360
                            58                      359
                            58                      359
                             0                       13
                        5.250%                  12.250%
                         7.50%                   95.00%
                           500                      814


                        LATEST
                        ------
                       10/2003
                       11/2033


LOAN PURPOSE                      PERCENT OF LOAN GROUP
                                  ---------------------
Purchase                                            7.7 %
Refinance - Rate/Term                              18.1 %
Refinance - Cashout                                74.3 %


PROPERTY TYPE                     PERCENT OF LOAN GROUP
                                  ---------------------
Single Family Detached                             81.9 %
Two- to Four-family Dwelling                        7.5 %
Planned Unit Development                            4.1 %
Condominium                                         5.0 %
Co-Op                                               0.0 %
Manufactured Housing                                1.3 %
Small Mixed Use                                     0.2 %

Notes:

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighted Average only for loans with credit scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                              CURRENT MORTGAGE RATE

                                                       NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CURRENT MORTGAGE RATES                            MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
5.000% to 5.499%                                             649                    $148,262,755                    18.9 %
5.500% to 5.999%                                             925                     186,993,749                    23.9
6.000% to 6.499%                                             677                     116,361,979                    14.9
6.500% to 6.999%                                             799                     124,331,897                    15.9
7.000% to 7.499%                                             420                      58,168,041                     7.4
7.500% to 7.999%                                             572                      74,699,639                     9.5
8.000% to 8.499%                                             274                      30,338,634                     3.9
8.500% to 8.999%                                             259                      25,630,730                     3.3
9.000% to 9.499%                                             106                       8,818,148                     1.1
9.500% to 9.999%                                              74                       5,575,573                     0.7
10.000% to 10.499%                                            28                       1,774,387                     0.2
10.500% to 10.999%                                            28                       1,388,404                     0.2
11.000% to 11.499%                                             6                         232,659                     0.0
12.000% to 12.499%                                             2                          27,980                     0.0
                                                               -                          ------                     ---
TOTAL:                                                     4,819                    $782,604,576                   100.0 %
                                                           -----                    ------------                   -----

Mortgage Rates Range is from: 5.250% to 12.250%
Weighted Average is: 6.478%

                       REMAINING MONTHS TO STATED MATURITY

                                                        NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
REMAINING TERM (MONTHS)                            MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
49 to 60                                                        3                        $102,603                     0.0 %
73 to 84                                                        7                         326,481                     0.0
85 to 96                                                        1                          33,454                     0.0
97 to 108                                                       1                          47,484                     0.0
109 to 120                                                     67                       3,997,723                     0.5
133 to 144                                                      5                         353,239                     0.0
145 to 156                                                      4                         445,946                     0.1
169 to 180                                                    889                     121,115,273                    15.5
193 to 204                                                      3                         338,785                     0.0
205 to 216                                                      5                         745,374                     0.1
217 to 228                                                      1                         107,913                     0.0
229 to 240                                                    669                      85,379,818                    10.9
241 to 252                                                      1                         174,293                     0.0
289 to 300                                                     38                       5,922,508                     0.8
301 to 312                                                      2                         165,189                     0.0
325 to 336                                                      1                         124,911                     0.0
349 to 360                                                  3,122                     563,223,583                    72.0
                                                            -----                     -----------                    ----
TOTAL:                                                      4,819                    $782,604,576                   100.0 %
                                                            -----                    ------------                   -----

Remaining Term Range is from (Months): 58 to 359
Weighted Average is (Months): 315


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                                     NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
LOAN PRINCIPAL BALANCES                                   MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
$100,000 or Less                                                   1,365                     $92,426,660                    11.8 %
$100,001 to $150,000                                               1,161                     146,996,159                    18.8
$150,001 to $200,000                                                 915                     159,133,246                    20.3
$200,001 to $250,000                                                 562                     126,302,251                    16.1
$250,001 to $300,000                                                 419                     115,117,215                    14.7
$300,001 to $350,000                                                 265                      87,064,756                    11.1
$350,001 to $400,000                                                  68                      25,905,960                     3.3
$400,001 to $450,000                                                  29                      12,361,490                     1.6
$450,001 to $500,000                                                  30                      14,433,478                     1.8
$500,001 to $550,000                                                   1                         522,549                     0.1
$550,001 to $600,000                                                   4                       2,340,811                     0.3
                                                                       -                       ---------                     ---
TOTAL:                                                             4,819                    $782,604,576                   100.0 %
                                                                   -----                    ------------                   -----

Original Mortgage Loan Principal Balance Range is from: $10,400 to $600,000 Average is: $162,840

                              PRODUCT TYPE SUMMARY

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PRODUCT TYPE SUMMARY                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
5 to 9 Year Fixed Rate Mortgage Loan                                  12                        $510,022                     0.1 %
10 to 14 Year Fixed Rate Mortgage Loan                                76                       4,796,907                     0.6
15 to 19 Year Fixed Rate Mortgage Loan                               536                      62,041,935                     7.9
20 to 24 Year Fixed Rate Mortgage Loan                               671                      85,662,025                    10.9
25 to 29 Year Fixed Rate Mortgage Loan                                41                       6,212,608                     0.8
30 Year Fixed Rate Mortgage Loan                                   3,122                     563,223,583                    72.0
Balloon Loan                                                         361                      60,157,496                     7.7
                                                                     ---                      ----------                     ---
TOTAL:                                                             4,819                    $782,604,576                   100.0 %
                                                                   -----                    ------------                   -----

                          PREPAYMENT PENALTIES SUMMARY

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTY SUMMARY                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
None                                                                 587                     $86,656,563                    11.1 %
12 Months                                                            392                      84,547,140                    10.8
24 Months                                                             18                       3,163,240                     0.4
36 Months                                                          1,407                     260,376,365                    33.3
60 Months                                                          2,415                     347,861,267                    44.4
                                                                   -----                     -----------                    ----
TOTAL:                                                             4,819                    $782,604,576                   100.0 %
                                                                   -----                    ------------                   -----

The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 49 months prepayment penalties is approximately 45 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                               STATE DISTRIBUTIONS

                                              NUMBER OF                           AGGREGATE PRINCIPAL               PERCENT OF
STATES                                   MORTGAGE LOANS                           BALANCE OUTSTANDING               LOAN GROUP
Arizona                                              59                                    $7,515,358                      1.0 %
Arkansas                                             37                                     2,755,607                      0.4
California                                        1,270                                   280,657,887                     35.9
Colorado                                             88                                    15,921,660                      2.0
Connecticut                                          64                                     9,748,047                      1.2
Delaware                                             24                                     2,958,325                      0.4
District of Columbia                                 11                                     1,829,028                      0.2
Florida                                             643                                    78,166,591                     10.0
Georgia                                              73                                     7,890,600                      1.0
Hawaii                                                4                                     1,128,816                      0.1
Idaho                                                 2                                       298,645                      0.0
Illinois                                             95                                    13,072,824                      1.7
Indiana                                              71                                     5,729,806                      0.7
Iowa                                                  1                                        62,067                      0.0
Kansas                                               14                                       950,260                      0.1
Kentucky                                             99                                     8,871,061                      1.1
Louisiana                                            58                                     5,851,527                      0.7
Maine                                                18                                     2,039,179                      0.3
Maryland                                            107                                    16,297,560                      2.1
Massachusetts                                        75                                    15,423,359                      2.0
Michigan                                            115                                    10,895,209                      1.4
Minnesota                                            36                                     5,046,312                      0.6
Mississippi                                          24                                     1,720,279                      0.2
Missouri                                             63                                     6,588,707                      0.8
Montana                                               2                                       269,571                      0.0
Nebraska                                              4                                       287,598                      0.0
Nevada                                               30                                     4,830,429                      0.6
New Hampshire                                        55                                     9,315,925                      1.2
New Jersey                                          249                                    44,810,622                      5.7
New Mexico                                           18                                     1,873,403                      0.2
New York                                            491                                   100,997,601                     12.9
North Carolina                                       28                                     2,460,346                      0.3
Ohio                                                103                                    12,016,157                      1.5
Oklahoma                                             27                                     2,535,868                      0.3
Oregon                                               41                                     5,623,154                      0.7
Pennsylvania                                        222                                    29,176,206                      3.7
Rhode Island                                         24                                     3,625,715                      0.5
South Carolina                                       39                                     4,527,587                      0.6
South Dakota                                          3                                       252,660                      0.0
Tennessee                                            85                                     6,492,383                      0.8
Texas                                                 8                                       812,221                      0.1
Utah                                                  7                                       933,695                      0.1
Vermont                                               3                                       400,739                      0.1
Virginia                                            120                                    17,722,531                      2.3
Washington                                          137                                    23,826,392                      3.0
West Virginia                                        19                                     1,385,423                      0.2
Wisconsin                                            50                                     6,680,807                      0.9
Wyoming                                               3                                       328,826                      0.0
                                                      -                                       -------                      ---
TOTAL:                                            4,819                                  $782,604,576                    100.0 %
                                                  -----                                  ------------                    -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
50.00% or Less                                                       689                    $104,861,730                    13.4 %
50.01% to 55.00%                                                     252                      41,672,752                     5.3
55.01% to 60.00%                                                     343                      62,759,691                     8.0
60.01% to 65.00%                                                     421                      75,699,708                     9.7
65.01% to 70.00%                                                     561                      93,888,805                    12.0
70.01% to 75.00%                                                     538                      88,797,684                    11.3
75.01% to 80.00%                                                     980                     161,320,975                    20.6
80.01% to 85.00%                                                     532                      82,888,201                    10.6
85.01% to 90.00%                                                     431                      62,023,970                     7.9
90.01% to 95.00%                                                      72                       8,691,059                     1.1
                                                                      --                       ---------                     ---
TOTAL:                                                             4,819                    $782,604,576                   100.0 %
                                                                   -----                    ------------                   -----

Loan-to-Value Ratios Range is from: 7.50% to 95.00%
Weighted Average is: 68.89%

                            MORTGAGE LOAN AGE SUMMARY
                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
0                                                                      1                         $25,000                     0.0 %
1                                                                  1,044                     145,825,693                    18.6
2                                                                  2,925                     495,061,683                    63.3
3                                                                    793                     135,231,367                    17.3
4                                                                     39                       3,800,815                     0.5
5                                                                      8                       1,310,940                     0.2
6                                                                      4                         775,158                     0.1
7                                                                      1                          66,635                     0.0
8                                                                      2                         236,256                     0.0
10                                                                     1                         163,117                     0.0
13                                                                     1                         107,913                     0.0
                                                                       -                         -------                     ---
TOTAL:                                                             4,819                    $782,604,576                   100.0 %
                                                                   -----                    ------------                   -----

Weighted Average Age (Months) is: 2


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                     GROUP I

                              CREDIT SCORE SUMMARY

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT SCORES                                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
500 to 500                                                             1                        $111,555                     0.0 %
501 to 550                                                           319                      35,128,426                     4.5
551 to 600                                                           767                      96,952,346                    12.4
601 to 650                                                         1,272                     185,461,524                    23.7
651 to 700                                                           960                     167,870,804                    21.5
701 to 750                                                           899                     175,064,864                    22.4
751 to 800                                                           578                     118,157,886                    15.1
801 to 814                                                            23                       3,857,170                     0.5
                                                                      --                       ---------                     ---
TOTAL:                                                             4,819                    $782,604,576                   100.0 %
                                                                   -----                    ------------                   -----

Credit Score Range is from: 500 to 814
Weighted Average (scored loans only) is: 672

                              CREDIT GRADE SUMMARY

                                                               NUMBER OF              AGGREGATE PRINCIPAL              PERCENT OF
CREDIT GRADE                                              MORTGAGE LOANS              BALANCE OUTSTANDING              LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A*                                                                 2,298                     $454,172,621                    58.0 %
AO                                                                   742                      108,525,587                    13.9
A-                                                                   123                       15,767,198                     2.0
B                                                                     74                        9,033,513                     1.2
B-                                                                     9                        1,242,738                     0.2
C                                                                     19                        1,132,394                     0.1
                                                                      --                        ---------                     ---
SUBTOTAL:                                                          3,265                     $589,874,050                    75.4 %
                                                                   -----                     ------------                    ----

CMMC CALL CENTER UNDERWRITING:
A1                                                                   637                      $81,346,769                    10.4 %
A2                                                                   621                       78,566,686                    10.0
B1                                                                   279                       31,600,927                     4.0
B2                                                                    17                        1,216,145                     0.2
                                                                      --                        ---------                     ---
SUBTOTAL:                                                          1,554                     $192,730,526                    24.6 %
                                                                   -----                     ------------                    ----

TOTAL:                                                             4,819                     $782,604,576                   100.0 %
                                                                   -----                     ------------                   -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                    GROUP II

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance                   $359,611,892
Aggregate Original Principal Balance                      $360,193,774
Number of Mortgage Loans                                         2,247


                                                            AVERAGE (1)
                                                            -----------
Original Principal Balance                                     $160,300
Outstanding Principal Balance                                  $160,041


                                                   WEIGHTED AVERAGE (2)
                                                   --------------------
Original Term (mos)                                                 359
Stated Remaining Term (mos)                                         357
Expected Remaining Term (mos)                                       357
Loan Age (mos)                                                        2
Current Interest Rate                                            7.203%
Initial Interest Rate Cap                                        3.000%
Periodic Rate Cap                                                1.415%
Gross Margin                                                     4.711%
Maximum Mortgage Rate                                           14.203%
Minimum Mortgage Rate                                            7.208%
Months to Roll                                                       38
Original Loan-to-Value                                           77.15%
Credit Score (3)                                                    614


                                                               EARLIEST
                                                               --------
Origination Date                                                07/2002
Maturity Date                                                   10/2013


LIEN POSITION                                     PERCENT OF LOAN GROUP
-------------                                     ---------------------
First Lien                                                        100.0 %


OCCUPANCY                                         PERCENT OF LOAN GROUP
---------                                         ---------------------
Owner-occupied                                                     93.4 %
Second Home                                                         0.7 %
Investment                                                          5.9 %


DOCUMENTATION                                     PERCENT OF LOAN GROUP
-------------                                     ---------------------
Full Documentation                                                 62.7 %
24 Month Bank Statement                                             5.7 %
Reduced Documentation                                               0.8 %
Stated Income                                                      30.8 %


                       MINIMUM                  MAXIMUM
                       -------                  -------
                       $15,120                 $500,000
                       $15,112                 $499,652

                       MINIMUM                  MAXIMUM
                       -------                  -------
                           120                      360
                           118                      359
                           118                      359
                             1                       16
                        4.750%                  12.500%
                        3.000%                   3.000%
                        1.000%                   1.500%
                        1.125%                   9.250%
                       11.750%                  19.500%
                        4.750%                  12.500%
                            16                       59
                         5.20%                   95.00%
                           500                      800


                        LATEST
                        ------
                       10/2003
                       11/2033


YEAR OF ORIGINATION               PERCENT OF LOAN GROUP
-------------------               ---------------------
2002                                                0.1 %
2003                                               99.9 %


LOAN PURPOSE                      PERCENT OF LOAN GROUP
------------                      ---------------------
Purchase                                           18.3 %
Refinance - Rate/Term                               9.8 %
Refinance - Cashout                                71.9 %


PROPERTY TYPE                     PERCENT OF LOAN GROUP
-------------                     ---------------------
Single Family Detached                             80.8 %
Two- to Four-family Dwelling                        8.0 %
Planned Unit Development                            4.6 %
Condominium                                         5.4 %
Co-Op                                               0.0 %
Manufactured Housing                                1.1 %

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                    GROUP II

                             CURRENT MORTGAGE RATES

                                                          NUMBER OF              AGGREGATE PRINCIPAL              PERCENT OF
CURRENT MORTGAGE RATES                               MORTGAGE LOANS              BALANCE OUTSTANDING              LOAN GROUP
4.500% to 4.999%                                                 11                       $2,501,236                     0.7 %
5.000% to 5.499%                                                 76                       15,431,831                     4.3
5.500% to 5.999%                                                227                       44,454,862                    12.4
6.000% to 6.499%                                                191                       34,228,251                     9.5
6.500% to 6.999%                                                381                       69,973,185                    19.5
7.000% to 7.499%                                                283                       47,059,249                    13.1
7.500% to 7.999%                                                389                       59,963,386                    16.7
8.000% to 8.499%                                                223                       31,032,934                     8.6
8.500% to 8.999%                                                257                       34,101,516                     9.5
9.000% to 9.499%                                                107                       13,018,794                     3.6
9.500% to 9.999%                                                 72                        5,748,907                     1.6
10.000% to 10.499%                                               20                        1,690,633                     0.5
10.500% to 10.999%                                                7                          275,256                     0.1
11.000% to 11.499%                                                2                           86,176                     0.0
12.500% to 12.999%                                                1                           45,676                     0.0
                                                                  -                           ------                     ---
TOTAL:                                                        2,247                     $359,611,892                   100.0 %
                                                              -----                     ------------                   -----

Mortgage Rates Range is from: 4.750% to 12.500%
Weighted Average is: 7.203%

                       REMAINING MONTHS TO STATED MATURITY

                                                        NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
REMAINING TERM (MONTHS)                            MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
109 to 120                                                      1                        $120,082                     0.0 %
169 to 180                                                      7                         747,071                     0.2
229 to 240                                                     19                       1,950,673                     0.5
265 to 276                                                      2                         219,701                     0.1
289 to 300                                                      1                         162,729                     0.0
325 to 336                                                      1                          62,440                     0.0
337 to 348                                                      1                         200,268                     0.1
349 to 360                                                  2,215                     356,148,927                    99.0
                                                            -----                     -----------                    ----
TOTAL:                                                      2,247                    $359,611,892                   100.0 %
                                                            -----                    ------------                   -----

Remaining Term Range is from (Months): 118 to 359
Weighted Average is (Months): 357


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                    GROUP II

                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

RANGE OF ORIGINAL MORTGAGE                                NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
LOAN PRINCIPAL BALANCES                              MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
$100,000 or Less                                                590                     $41,416,600                    11.5 %
$100,001 to $150,000                                            619                      78,002,275                    21.7
$150,001 to $200,000                                            437                      76,283,403                    21.2
$200,001 to $250,000                                            289                      64,958,765                    18.1
$250,001 to $300,000                                            141                      38,454,420                    10.7
$300,001 to $350,000                                            112                      36,432,674                    10.1
$350,001 to $400,000                                             34                      12,822,404                     3.6
$400,001 to $450,000                                             14                       5,935,443                     1.7
$450,001 to $500,000                                             11                       5,305,907                     1.5
                                                                 --                       ---------                     ---
TOTAL:                                                        2,247                    $359,611,892                   100.0 %
                                                              -----                    ------------                   -----

Original Mortgage Loan Principal Balance Range is from: $15,120 to $500,000 Average is: $160,300

                              PRODUCT TYPE SUMMARY

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PRODUCT TYPE SUMMARY                                      MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
2/28 LIBOR Loan                                                      880                    $137,165,847                    38.1 %
3/27 LIBOR Loan                                                      559                      90,425,094                    25.1
5/25 LIBOR Loan                                                      808                     132,020,950                    36.7
                                                                     ---                     -----------                    ----
TOTAL:                                                             2,247                    $359,611,892                   100.0 %
                                                                   -----                    ------------                   -----

                          PREPAYMENT PENALTIES SUMMARY

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
PREPAYMENT PENALTY SUMMARY                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
None                                                                 898                    $151,154,783                    42.0 %
12 Months                                                              8                       1,420,717                     0.4
24 Months                                                            136                      21,960,753                     6.1
36 Months                                                            804                     126,121,206                    35.1
60 Months                                                            401                      58,954,432                    16.4
                                                                     ---                      ----------                    ----
TOTAL:                                                             2,247                    $359,611,892                   100.0 %
                                                                   -----                    ------------                   -----

The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 37 months. having prepayment penalties is approximately 41 months.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                    GROUP II

                               STATE DISTRIBUTIONS

                                                   NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
STATES                                        MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
Arizona                                                   29                      $3,644,785                     1.0 %
Arkansas                                                   7                         628,811                     0.2
California                                               265                      58,704,515                    16.3
Colorado                                                  62                      11,185,016                     3.1
Connecticut                                               30                       4,708,211                     1.3
Delaware                                                   9                       1,236,408                     0.3
District of Columbia                                      18                       3,109,550                     0.9
Florida                                                  240                      34,612,629                     9.6
Georgia                                                   70                       9,503,840                     2.6
Hawaii                                                     1                         326,557                     0.1
Idaho                                                      4                         347,697                     0.1
Illinois                                                 144                      23,471,078                     6.5
Indiana                                                   35                       3,001,488                     0.8
Kansas                                                     6                         604,852                     0.2
Kentucky                                                  34                       3,343,473                     0.9
Louisiana                                                 21                       2,212,586                     0.6
Maine                                                      2                         202,233                     0.1
Maryland                                                  77                      13,872,841                     3.9
Massachusetts                                             44                       9,507,199                     2.6
Michigan                                                 195                      26,515,119                     7.4
Minnesota                                                 54                       9,139,716                     2.5
Mississippi                                                9                         865,358                     0.2
Missouri                                                 132                      13,047,389                     3.6
Montana                                                    3                         300,026                     0.1
Nebraska                                                   2                         220,519                     0.1
Nevada                                                    13                       2,252,974                     0.6
New Hampshire                                             19                       2,941,185                     0.8
New Jersey                                               145                      30,494,031                     8.5
New Mexico                                                 6                         646,143                     0.2
New York                                                 138                      30,322,054                     8.4
North Carolina                                            17                       2,582,027                     0.7
Ohio                                                      59                       6,736,418                     1.9
Oklahoma                                                   4                         307,871                     0.1
Oregon                                                    11                       1,372,927                     0.4
Pennsylvania                                              42                       6,019,363                     1.7
Rhode Island                                              10                       1,760,088                     0.5
South Carolina                                            20                       1,820,040                     0.5
South Dakota                                               2                         118,582                     0.0
Tennessee                                                 33                       3,550,692                     1.0
Texas                                                      7                       1,401,455                     0.4
Utah                                                       3                         346,801                     0.1
Vermont                                                    7                       1,043,254                     0.3
Virginia                                                  55                       9,598,389                     2.7
Washington                                                39                       7,089,204                     2.0
West Virginia                                              4                         309,992                     0.1
Wisconsin                                                117                      14,044,201                     3.9
Wyoming                                                    3                         542,302                     0.2
                                                           -                         -------                     ---
TOTAL:                                                 2,247                    $359,611,892                   100.0 %
                                                       -----                    ------------                   -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                    GROUP II

                          ORIGINAL LOAN-TO-VALUE RATIOS

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS                    MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
50.00% or Less                                                       104                     $14,369,064                     4.0 %
50.01% to 55.00%                                                      28                       4,232,618                     1.2
55.01% to 60.00%                                                      70                      11,534,422                     3.2
60.01% to 65.00%                                                     117                      19,486,824                     5.4
65.01% to 70.00%                                                     217                      34,994,146                     9.7
70.01% to 75.00%                                                     283                      43,055,873                    12.0
75.01% to 80.00%                                                     640                     106,755,995                    29.7
80.01% to 85.00%                                                     375                      59,547,154                    16.6
85.01% to 90.00%                                                     348                      55,048,815                    15.3
90.01% to 95.00%                                                      65                      10,586,981                     2.9
                                                                      --                      ----------                     ---
TOTAL:                                                             2,247                    $359,611,892                   100.0 %
                                                                   -----                    ------------                   -----

Loan-to-Value Ratios Range is from: 5.20% to 95.00%
Weighted Average is: 77.15%

                            MORTGAGE LOAN AGE SUMMARY

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
MORTGAGE LOAN AGE (MONTHS)                                MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
1                                                                    787                    $121,621,066                    33.8 %
2                                                                  1,186                     194,875,180                    54.2
3                                                                    238                      37,933,916                    10.5
4                                                                     21                       2,993,758                     0.8
5                                                                      6                       1,047,282                     0.3
6                                                                      5                         642,122                     0.2
7                                                                      2                         194,056                     0.1
8                                                                      1                         104,244                     0.0
16                                                                     1                         200,268                     0.1
                                                                       -                         -------                     ---
TOTAL:                                                             2,247                    $359,611,892                   100.0 %
                                                                   -----                    ------------                   -----

Weighted Average Age (Months) is: 2

                              CREDIT SCORE SUMMARY

                                                               NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
CREDIT SCORES                                             MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
Not Scored                                                            15                      $1,062,972                     0.3 %
500 to 500                                                             4                         696,268                     0.2
501 to 550                                                           521                      74,233,199                    20.6
551 to 600                                                           566                      84,303,460                    23.4
601 to 650                                                           570                      94,018,861                    26.1
651 to 700                                                           370                      65,614,073                    18.2
701 to 750                                                           137                      27,133,904                     7.5
751 to 800                                                            64                      12,549,154                     3.5
                                                                      --                      ----------                     ---
TOTAL:                                                             2,247                    $359,611,892                   100.0 %
                                                                   -----                    ------------                   -----

Credit Score Range is from: 500 to 800
Weighted Average (scored loans only) is: 614


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                    GROUP II

                              CREDIT GRADE SUMMARY

                                                             NUMBER OF              AGGREGATE PRINCIPAL              PERCENT OF
CREDIT GRADE                                            MORTGAGE LOANS              BALANCE OUTSTANDING              LOAN GROUP
CMMC WHOLESALE/RETAIL UNDERWRITING:
A*                                                                 557                     $107,138,027                    29.8 %
AO                                                                 803                      124,971,331                    34.8
A-                                                                 171                       25,610,096                     7.1
B                                                                  175                       24,615,765                     6.8
B-                                                                  51                        6,490,498                     1.8
C                                                                   85                        9,959,887                     2.8
                                                                    --                        ---------                     ---
SUBTOTAL:                                                        1,842                     $298,785,603                    83.1 %
                                                                 -----                     ------------                    ----

CMMC CALL CENTER UNDERWRITING:
A1                                                                  91                      $15,393,348                     4.3 %
A2                                                                 164                       24,778,651                     6.9
B1                                                                 117                       16,337,757                     4.5
B2                                                                  32                        4,270,856                     1.2
C1                                                                   1                           45,676                     0.0
                                                                     -                           ------                     ---
SUBTOTAL:                                                          405                      $60,826,289                    16.9 %
                                                                   ---                      -----------                    ----

TOTAL:                                                           2,247                     $359,611,892                   100.0 %
                                                                 -----                     ------------                   -----

                             MAXIMUM MORTGAGE RATES

RANGE OF MAXIMUM MORTGAGE                            NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
RATES                                           MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
11.500% to 11.999%                                          11                      $2,501,236                     0.7 %
12.000% to 12.499%                                          76                      15,431,831                     4.3
12.500% to 12.999%                                         227                      44,454,862                    12.4
13.000% to 13.499%                                         191                      34,228,251                     9.5
13.500% to 13.999%                                         381                      69,973,185                    19.5
14.000% to 14.499%                                         283                      47,059,249                    13.1
14.500% to 14.999%                                         389                      59,963,386                    16.7
15.000% to 15.499%                                         223                      31,032,934                     8.6
15.500% to 15.999%                                         257                      34,101,516                     9.5
16.000% to 16.499%                                         107                      13,018,794                     3.6
16.500% to 16.999%                                          72                       5,748,907                     1.6
17.000% to 17.499%                                          20                       1,690,633                     0.5
17.500% to 17.999%                                           7                         275,256                     0.1
18.000% to 18.499%                                           2                          86,176                     0.0
19.500% to 19.999%                                           1                          45,676                     0.0
                                                             -                          ------                     ---
TOTAL:                                                   2,247                    $359,611,892                   100.0 %%
------                                                   -----                    ------------                   -----

Maximum Mortgage Rate Range is from: 11.750% to 19.500%
Weighted Average is: 14.203%


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6
                                    GROUP II

                              NEXT ADJUSTMENT DATE

                                                  NUMBER OF             AGGREGATE PRINCIPAL              PERCENT OF
NEXT ADJUSTMENT DATE                         MORTGAGE LOANS             BALANCE OUTSTANDING              LOAN GROUP
April 2005                                                1                        $104,244                     0.0 %
June 2005                                                 2                         319,723                     0.1
July 2005                                                 1                          75,557                     0.0
August 2005                                               6                         678,160                     0.2
September 2005                                           98                      14,814,902                     4.1
October 2005                                            469                      75,690,544                    21.0
November 2005                                           304                      45,682,985                    12.7
May 2006                                                  1                         163,128                     0.0
June 2006                                                 2                         241,989                     0.1
July 2006                                                 1                         178,277                     0.0
August 2006                                               3                         371,726                     0.1
September 2006                                           76                      12,221,856                     3.4
October 2006                                            263                      43,189,520                    12.0
November 2006                                           212                      33,858,331                     9.4
May 2008                                                  1                          30,929                     0.0
June 2008                                                 1                          80,411                     0.0
July 2008                                                 5                         818,580                     0.2
August 2008                                              13                       2,250,081                     0.6
September 2008                                          194                      31,193,588                     8.7
October 2008                                            467                      76,515,687                    21.3
November 2008                                           127                      21,131,676                     5.9
                                                        ---                      ----------                     ---
TOTAL:                                                2,247                    $359,611,892                   100.0 %
                                                      -----                    ------------                   -----


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS
      CHASE FUNDING MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-6

                             GROUP I MORTGAGE LOANS

                                                                                                             NUMBER OF
                                                                          ORIGINAL                           MONTHS TO
                                          NET           ORIGINAL        AMORTIZATION        REMAINING        PREPAYMENT
     CURRENT         MORTGAGE          MORTGAGE           TERM              TERM              TERM            PENALTY
     BALANCE           RATE              RATE          (IN MONTHS)       (IN MONTHS)       (IN MONTHS)       EXPIRATION
     -------           ----              ----          -----------       -----------       -----------       ----------
   $9,861,981.41      7.505%            6.995%             180               360               178               0
   $6,858,496.65      7.040%            6.530%             180               360               178               10
     $110,081.88      6.625%            6.115%             180               360               178               22
  $28,155,820.62      6.857%            6.347%             180               360               178               34
  $28,807,203.21      6.734%            6.224%             180               360               178               58
     $793,308.90      7.830%            7.320%             120               120               118               0
     $199,582.54      6.999%            6.489%             120               120               117               9
     $510,441.23      7.519%            7.009%             120               120               118               34
   $4,026,196.40      7.411%            6.901%             114               114               112               58
  $10,756,982.73      7.490%            6.980%             180               180               178               0
   $7,883,643.82      6.585%            6.075%             180               180               178               10
      $72,768.83      8.375%            7.865%             180               180               176               20
  $19,254,940.02      6.296%            5.786%             180               180               178               34
  $37,787,268.88      6.799%            6.289%             179               179               177               58
  $14,113,446.81      7.602%            7.092%             240               240               238               0
   $4,937,762.42      5.899%            5.389%             240               240               238               10
   $6,165,047.60      5.918%            5.408%             240               240               238               34
  $80,979,154.24      6.882%            6.372%             240               240               238               58
  $70,773,557.27      7.032%            6.522%             360               360               358               0
  $83,832,218.83      6.395%            5.885%             360               360               357               10
   $3,697,411.24      6.078%            5.568%             360               360               358               22
 $265,310,439.90      5.964%            5.454%             360               360               358               34
 $275,112,244.57      6.497%            5.987%             359               359               357               58


                           GROUP II MORTGAGE LOANS (1)

                                                                                                                          NUMBER OF
                                                                                                            MONTHS UNTIL  MONTHS TO
                                  NET     ORIGINAL    REMAINING                                              NEXT RATE   PREPAYMENT
       CURRENT      MORTGAGE   MORTGAGE     TERM        TERM      GROSS     PERIODIC    MAXIMUM    MINIMUM   ADJUSTMENT    PENALTY
       BALANCE        RATE       RATE   (IN MONTHS)  (IN MONTHS)  MARGIN       CAP        RATE       RATE       DATE     EXPIRATION
       -------        ----       ----       ----        ----      ------       ---        ----       ----       ----     ----------
    $101,816,281.64  7.690%     7.180%       360         358      4.656%      1.500%     14.690%    7.690%       22           0
      $1,421,747.60  7.668%     7.158%       360         358      4.004%      1.500%     14.668%    7.668%       22          10
     $26,818,528.03  7.165%     6.655%       360         358      5.136%      1.500%     14.165%    7.165%       22          22
     $32,785,497.44  7.176%     6.666%       360         358      5.248%      1.500%     14.176%    7.177%       22          34
      $4,986,023.85  7.780%     7.270%       360         358      5.286%      1.500%     14.780%    7.780%       22          58
     $19,210,155.33  7.480%     6.970%       358         356      4.451%      1.334%     14.480%    7.480%       34           0
         $51,360.67  9.000%     8.490%       360         359      6.750%      1.500%     16.000%    9.000%       35          23
     $86,061,537.82  6.948%     6.438%       360         358      4.998%      1.471%     13.948%    6.955%       34          34
      $5,315,783.14  7.126%     6.616%       351         349      3.735%      1.058%     14.126%    7.126%       35          59
     $63,917,682.14  7.237%     6.727%       359         357      4.565%      1.416%     14.237%    7.237%       58           0
        $316,558.47  7.000%     6.490%       360         358      3.500%      1.500%     14.000%    7.000%       58          10
     $35,467,468.97  6.369%     5.859%       360         358      4.842%      1.448%     13.369%    6.408%       58          34
     $61,831,374.90  7.096%     6.586%       354         353      4.151%      1.144%     14.096%    7.099%       58          58

(1) For all Group II Mortgage Loans, the Initial Rate Change Cap is 3.00%, the Rate Change Frequency is 6 months and the Index is 6-Month LIBOR.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                     AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

--------------------------------------------------------------------------------------------------------------------------
                          AVAILABLE FUNDS     AVAILABLE FUNDS        PAYMENT DATE     AVAILABLE FUNDS     AVAILABLE FUNDS
         PAYMENT DATE           CAP (1,2)           CAP (1,3)                               CAP (1,2)           CAP (1,3)
--------------------------------------------------------------------------------------------------------------------------
             01/25/04              6.758%              6.758%            10/25/06              6.887%              8.653%
             02/25/04              6.758%              6.758%            11/25/06              6.895%              9.987%
             03/25/04              6.759%              6.759%            12/25/06              6.903%             10.036%
             04/25/04              6.759%              6.759%            01/25/07              6.911%             10.049%
             05/25/04              6.760%              6.760%            02/25/07              6.825%              9.925%
             06/25/04              6.761%              6.761%            03/25/07              6.825%              9.926%
             07/25/04              6.762%              6.762%            04/25/07              6.825%              9.927%
             08/25/04              6.764%              6.764%            05/25/07              6.826%             10.668%
             09/25/04              6.765%              6.765%            06/25/07              6.831%             10.690%
             10/25/04              6.767%              6.767%            07/25/07              6.836%             10.699%
             11/25/04              6.769%              6.769%            08/25/07              6.841%             10.709%
             12/25/04              6.771%              6.771%            09/25/07              6.847%             10.719%
             01/25/05              6.774%              6.774%            10/25/07              6.853%             10.729%
             02/25/05              6.776%              6.776%            11/25/07              6.859%             11.092%
             03/25/05              6.779%              6.779%            12/25/07              6.865%             11.116%
             04/25/05              6.781%              6.781%            01/25/08              6.872%             11.128%
             05/25/05              6.784%              6.784%            02/25/08              6.879%             11.140%
             06/25/05              6.786%              6.786%            03/25/08              6.886%             11.153%
             07/25/05              6.789%              6.789%            04/25/08              6.893%             11.166%
             08/25/05              6.792%              6.792%            05/25/08              6.901%             11.451%
             09/25/05              6.795%              6.795%            06/25/08              6.909%             11.479%
             10/25/05              6.798%              6.798%            07/25/08              6.917%             11.494%
             11/25/05              6.805%              7.957%            08/25/08              6.926%             11.510%
             12/25/05              6.814%              7.968%            09/25/08              6.935%             11.526%
             01/25/06              6.824%              7.980%            10/25/08              6.944%             11.543%
             02/25/06              6.835%              7.993%            11/25/08              6.958%             12.695%
             03/25/06              6.842%              8.009%            12/25/08              6.968%             12.723%
             04/25/06              6.847%              8.016%            01/25/09              6.979%             12.743%
             05/25/06              6.853%              8.608%            02/25/09              6.990%             12.762%
             06/25/06              6.859%              8.616%            03/25/09              7.001%             12.783%
             07/25/06              6.866%              8.625%            04/25/09              7.013%             12.805%
             08/25/06              6.872%              8.634%            05/25/09              7.026%             13.329%
             09/25/06              6.879%              8.643%            06/25/09              7.039%             13.353%
--------------------------------------------------------------------------------------------------------------------------

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the Net Mortgage Rates in effect on the related Due Date divided by (y) the aggregate principal balance of the Group II Offered Certificates as of the first day of the applicable Accrual Period.

(2) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 1.24%.

(3) Assumes no losses, 10% cleanup call, 100% PPC, and 6 month LIBOR remains constant at 20.00%.


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                       PRICE/CBE YIELD TABLE (TO 10% CALL)

--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                     0%                  80%                100%                150%               200%
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-2
100-00 Price                       2.683%              2.620%              2.604%              2.567%             2.531%
WAL                                 15.19               2.42                2.00                1.41               1.10
Modified Duration                   12.34               2.32                1.93                1.37               1.08
Principal Window                Oct18 - Mar20       Dec05 - Sep06       Aug05 - Mar06      Feb05 - Jul05       Nov04 - Feb05
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-3
100-00 Price                       3.288%              3.240%              3.226%              3.191%             3.157%
WAL                                 19.30               3.72                3.00                2.03               1.55
Modified Duration                   14.09               3.45                2.82                1.94               1.49
Principal Window                Mar20 - May26       Sep06 - Oct08       Mar06 - Oct07      Jul05 - May06       Feb05 - Oct05
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-4
100-00 Price                       4.473%              4.440%              4.426%              4.389%             4.350%
WAL                                 24.68               6.53                5.00                3.09               2.20
Modified Duration                   14.72               5.54                4.40                2.83               2.06
Principal Window                May26 - Aug30       Oct08 - Aug13       Oct07 - May10      May06 - Nov07       Oct05 - Jun06
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-5
98-08 Price                        5.510%              5.579%              5.613%              5.720%             5.874%
WAL                                 27.67               11.38               8.95                5.37               3.42
Modified Duration                   14.04               8.31                6.92                4.53               3.03
Principal Window                Aug30 - Oct31       Aug13 - Sep15       May10 - Jul13      Nov07 - May10       Jun06 - Aug08
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-6
100-00 Price                       4.652%              4.640%              4.638%              4.630%             4.617%
WAL                                 9.59                7.01                6.73                5.68               4.58
Modified Duration                   7.56                5.82                5.63                4.88               4.05
Principal Window                Jan07 - May15       Jan07 - Jul13       Jan07 - Jun13      Mar07 - May10       Jul07 - Aug08
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-7
100-00 Price                       4.300%              4.253%              4.239%              4.203%             4.162%
WAL                                 16.45               4.60                3.77                2.55               1.87
Modified Duration                   10.94               3.90                3.28                2.31               1.73
Principal Window                Jan04 - Oct31       Jan04 - Sep15       Jan04 - Jul13      Jan04 - May10       Jan04 - Aug08
--------------------------------------------------------------------------------------------------------------------------------
CLASS IM-1
100-00 Price                       5.224%              5.194%              5.184%              5.161%             5.148%
WAL                                 23.85               7.87                6.42                4.50               3.83
Modified Duration                   13.33               6.21                5.26                3.90               3.40
Principal Window                Jan21 - Oct31       Oct07 - Sep15       Feb07 - Jul13      Feb07 - May10       Apr07 - Aug08
--------------------------------------------------------------------------------------------------------------------------------
CLASS IM-2
100-00 Price                       5.626%              5.595%              5.584%              5.559%             5.542%
WAL                                 23.85               7.87                6.42                4.48               3.73
Modified Duration                   12.82               6.10                5.18                3.84               3.29
Principal Window                Jan21 - Oct31       Oct07 - Sep15       Feb07 - Jul13      Jan07 - May10       Mar07 - Aug08
--------------------------------------------------------------------------------------------------------------------------------
CLASS IB
94-16 Price                        6.243%              6.709%              6.867%              7.239%             7.496%
WAL                                 23.77               7.71                6.29                4.37               3.59
Modified Duration                   12.27               5.87                4.99                3.68               3.12
Principal Window                Jan21 - Oct31       Oct07 - Sep15       Feb07 - Jul13      Jan07 - May10       Jan07 - Aug08
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                       DISCOUNT MARGIN TABLE (TO 10% CALL)

---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                     0%                  80%                100%                150%                200%
---------------------------------------------------------------------------------------------------------------------------------
CLASS IA-1
100-00 Price                         16                  16                  16                  16                  16
WAL                                 8.28                1.11                0.95                0.72                0.60
Principal Window                Jan04 - Oct18       Jan04 - Dec05       Jan04 - Aug05       Jan04 - Feb05       Jan04 - Nov04
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIA-1
100-00 Price                         16                  16                  16                  16                  16
WAL                                 10.54               1.11                0.95                0.73                0.62
Principal Window                Jan04 - May21       Jan04 - Oct05       Jan04 - Jul05       Jan04 - Feb05       Jan04 - Nov04
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIA-2
100-00 Price                         30                  30                  30                  30                  30
WAL                                 24.09               3.95                3.11                1.88                1.54
Principal Window                May21 - Jun32       Oct05 - Jan11       Jul05 - Jun09       Feb05 - Oct06       Nov04 - Oct05
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIM-1
100-00 Price                         55                  55                  55                  55                  55
WAL                                 26.04               4.89                4.17                3.13                1.88
Principal Window                Aug25 - Jun32       Feb07 - Jan11       Apr07 - Jun09       Oct06 - Feb07       Oct05 - Oct05
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIM-2
100-00 Price                         115                 115                 115                 115                 115
WAL                                 26.04               4.87                4.07                3.21                1.88
Principal Window                Aug25 - Jun32       Jan07 - Jan11       Feb07 - Jun09       Feb07 - Feb07       Oct05 - Oct05
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIB
100-00 Price                         275                 275                 275                 275                 275
WAL                                 25.90               4.66                3.87                3.20                1.88
Principal Window                Aug25 - Jun32       Jan07 - Jan11       Jan07 - Jun09       Jan07 - Feb07       Oct05 - Oct05
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN

                       PRICE/CBE YIELD TABLE (TO MATURITY)

--------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                     0%                  80%                100%                150%                200%
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-5
98-08 Price                        5.514%              5.617%              5.654%              5.744%              5.874%
WAL                                 28.33               13.71               11.04               6.39                3.44
Modified Duration                   14.18               9.35                7.98                5.15                3.05
Principal Window                Aug30 - Sep33       Aug13 - Jun27       May10 - Nov23       Nov07 - Dec17      Jun06 - Apr09
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-6
100-00 Price                       4.652%              4.640%              4.638%              4.635%              4.633%
WAL                                 9.59                7.01                6.73                6.29                6.03
Modified Duration                   7.56                5.82                5.63                5.31                5.12
Principal Window                Jan07 - May15       Jan07 - Jul13       Jan07 - Jun13       Mar07 - May13      Jul07 - Feb14
--------------------------------------------------------------------------------------------------------------------------------
CLASS IA-7
100-00 Price                       4.303%              4.300%              4.295%              4.269%              4.234%
WAL                                 16.54               4.93                4.06                2.76                2.02
Modified Duration                   10.97               4.08                3.46                2.46                1.85
Principal Window                Jan04 - Sep33       Jan04 - Jun27       Jan04 - Nov23       Jan04 - Dec17      Jan04 - Feb14
--------------------------------------------------------------------------------------------------------------------------------
CLASS IM-1
100-00 Price                       5.224%              5.196%              5.187%              5.166%              5.153%
WAL                                 24.04               8.40                6.91                4.83                4.07
Modified Duration                   13.37               6.47                5.53                4.12                3.57
Principal Window                Jan21 - Apr33       Oct07 - Oct20       Feb07 - Mar18       Feb07 - Jul13      Apr07 - Dec10
--------------------------------------------------------------------------------------------------------------------------------
CLASS IM-2
100-00 Price                       5.627%              5.596%              5.586%              5.562%              5.546%
WAL                                 24.00               8.26                6.76                4.71                3.89
Modified Duration                   12.85               6.29                5.37                3.99                3.41
Principal Window                Jan21 - Dec32       Oct07 - Dec18       Feb07 - Sep16       Jan07 - Jul12      Mar07 - Feb10
--------------------------------------------------------------------------------------------------------------------------------
CLASS IB
94-16 Price                        6.243%              6.705%              6.860%              7.230%              7.486%
WAL                                 23.80               7.78                6.35                4.40                3.62
Modified Duration                   12.27               5.89                5.02                3.71                3.14
Principal Window                Jan21 - May32       Oct07 - Mar17       Feb07 - Nov14       Jan07 - Mar11      Jan07 - Mar09
--------------------------------------------------------------------------------------------------------------------------------

                       DISCOUNT MARGIN TABLE (TO MATURITY)

---------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT SPEED                     0%                  80%                100%                150%                200%
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIA-2
100-00 Price                         30                  32                  32                  30                  30
WAL                                 24.18               4.31                3.39                1.88                1.54
Principal Window                May21 - Sep33       Oct05 - Jun19       Jul05 - Feb16       Feb05 - Oct06       Nov04 - Oct05
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIM-1
100-00 Price                         55                  57                  57                  63                  55
WAL                                 26.17               5.32                4.51                4.52                1.88
Principal Window                Aug25 - Jul33       Feb07 - Aug15       Apr07 - Feb13       Oct06 - Jan11       Oct05 - Oct05
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIM-2
100-00 Price                         115                 118                 118                 125                 116
WAL                                 26.14               5.17                4.31                3.90                1.90
Principal Window                Aug25 - Apr33       Jan07 - Feb14       Feb07 - Nov11       Jun07 - Jun08       Oct05 - Nov05
---------------------------------------------------------------------------------------------------------------------------------
CLASS IIB
100-00 Price                         275                 276                 276                 279                 281
WAL                                 25.91               4.70                3.90                3.32                1.96
Principal Window                Aug25 - Oct32       Jan07 - Dec11       Jan07 - Mar10       Jan07 - Jul07       Nov05 - Nov05
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.
[LOGO]JP MORGAN